Bank Loans, Current and Non-Current	6 Months Ended
Jun. 30, 2026
Bank Loans, Current and Non-Current [Abstract]
BANK LOANS, CURRENT AND NON-CURRENT

9. BANK LOANS, CURRENT AND NON-CURRENT

Bank loans represent the amounts due to various banks that are due within and over one year. As of June 30, 2026 and December 31, 2025, bank loans consisted of the following:

	As of June 30, 2026	As of December 31, 2025
Short-term bank loans:
Loan from China Citic Bank	$-	$2,860
Loan from Huaxia Bank	-	2,145
Loan from China Construction Bank	1,474	1,430
	$1,474	$6,435

For the six months ended June 30, 2026, the Company did not enter into loan agreements with banks, while the Company repaid an aggregate of $5,100 to two banks. For the year ended December 31, 2023, the Company entered into loan agreements with one bank, pursuant to the Company borrowed a three-year bank borrowing of $1,412 from the banks with maturity date due in September 2026. The loan bore an interest rate of 3.95% per annum. As of June 30, 2026 and December 31, 2025, the Company classified the borrowing as a current liability based on its maturity.

For the six months ended June 30, 2025, the Company entered into loan agreements with three banks, pursuant to the Company borrowed an aggregate of $7,583 from the banks with maturity dates due in August 2025 through April 2025. The loan bore per annum interest rates ranging between 3.20% and 4.75%. For the six months ended June 30, 2025, the Company also repaid an aggregate of $9,652 to four banks.

Guarantee information

As of June 30, 2026, the Company did not provide guarantee on the bank borrowing. As of December 31, 2025, the guarantee information for bank borrowings were as below: (i) The loans from Huaxia Bank Co., Ltd. West Railway Station Branch were guaranteed by Beijing Zhongguancun Technology Financing Guarantee Co., Ltd, and Mr. Bing Zhang, the Chairman of the Company’s board of directors, and (ii) The loans from China Citic Bank were guaranteed by Horgos and Mr. Bing Zhang.